UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2017

Cypress Energy Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-36260	61-1721523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5727 S. Lewis Avenue, Suite 300

Tulsa, Oklahoma 74105

(Address of principal executive offices and zip code)

(918) 748-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 23, 2017, Cypress Energy Partners, L.P. (the “Partnership”) filed a prospectus supplement to the prospectus included in its registration statement on Form S-3 (File No. 333-204786) with the Securities and Exchange Commission. The prospectus supplement was filed to identify the selling unitholders who have registered 7,513,500 common units representing limited partner interests in the Partnership for resale pursuant to the registration statement and the prospectus supplement.

In connection with the filing of the prospectus supplement, the Partnership is filing as Exhibit 8.1 hereto an opinion of its counsel, Latham & Watkins LLP, with respect to certain tax matters.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

8.1	Opinion of Latham & Watkins LLP relating to tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Energy Partners, L.P.

	By:	Cypress Energy Partners GP, LLC, its general partner

Dated: March 24, 2017	By:	/s/ G. Les Austin
Name: G. Les Austin Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

8.1	Opinion of Latham & Watkins LLP relating to tax matters.